EXHIBIT A

Rule 424(b)3
File N.: 333-10806


AMERICAN DEPOSITARY SHARES
Each American Depositary
Share represents 3000
deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR NON-VOTING PREFERRED SHARES
WITHOUT PAR VALUE OF SHARES OF
COMPANHIA DE TRANSMISSAO DE
ENERGIA ELETRICA PAULISTA
(ORGANIZED UNDER THE LAWS OF
THE FEDERATIVE REPUBLIC OF
BRAZIL)

OVERSTAMP: Effective August
17,2007 each American Depositary
share represents one deposited
share.


The Bank of New York, as
depositary (hereinafter called
the Depositary), hereby certifies
that___________
_________________________________
___________, or registered
assigns IS THE OWNER OF
_____________________________

AMERICAN DEPOSITARY SHARES

representing deposited non-voting
preferred shares (herein called
Shares) of COMPANHIA DE
TRANSMISSAO DE ENERGIA ELETRICA
PAULISTA, incorporated under the
laws of the Federative Republic
of Brazil(herein called the
Company).  At the date hereof,
each American Depositary Share
represents 3000
Shares deposited or subject to
deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the Sao
Paulo office of Banco Itau
(herein called the Custodian).
The Depositarys Corporate Trust
Office is located at a different
address than its principal
executive office.  Its Corporate
Trust Office is located at 101
Barclay Street, New York, N.Y.
10286, and its principal
executive office is located at
One Wall Street, New York, N.Y.
10286.

THE DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y. 10286

1.  THE DEPOSIT AGREEMENT.



This American Depositary Receipt
is one of an issue (herein called
Receipts), all issued and to be
issued upon the terms and
conditions set forth in the
deposit agreement, dated as of
______________, 1999 (herein
called the Deposit Agreement), by
and among the Company, the
Depositary, and all Owners and
Beneficial Owners from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and become
bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights
of Owners and Beneficial Owners
of the Receipts and the rights
and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash
from time to time received in
respect of such Shares and held
thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file at
the Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.

The statements made on the face
and reverse of this Receipt are
summaries of certain provisions
of the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in the
Deposit Agreement and not defined
herein shall have the meanings
set forth in the Deposit
Agreement.

2.  SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.



Upon surrender at the Corporate
Trust Office of the Depositary of
this Receipt for the purpose of
withdrawal of the Deposited
Securities represented by the
American Depositary Shares
evidenced hereby, and upon
payment of the fee of the
Depositary provided in this
Receipt, and subject to the terms
and conditions of the Deposit
Agreement, the Charter, the
provisions of or governing the
Deposited Securities and
applicable law, the Owner hereof
is entitled to delivery, to him
or upon his order, of the
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of
such Deposited Securities may be
made by (a)(i) the delivery of
certificates, if any, in the name
of the Owner hereof or as ordered
by him or certificates properly
endorsed or accompanied by proper
instruments of transfer to such
Owner or as ordered by him, or
(ii) book-entry transfer of the
Shares represented by this
Receipt to an account in the name
of such Owner or as ordered by
him, and (b) delivery of any
other securities, property and
cash to which such Owner is then
entitled in respect of this
Receipt to such Owner or as
ordered by him.  Such delivery
will be made at the option of the
Owner hereof, either at the
office of the Custodian or at the
Corporate Trust Office of the
Depositary, as provided in the
Deposit Agreement; provided that
the forwarding of certificates
for Shares or other Deposited
Securities for such delivery at
the Corporate Trust Office of the
Depositary shall be at the risk
and expense of the Owner hereof.

3.  TRANSFERS, SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.



The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in
person or by a duly authorized
attorney, upon surrender of this
Receipt properly endorsed for
transfer or accompanied by proper
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the expenses
of the Depositary and upon
compliance with such regulations,
if any, as the Depositary may
establish for such purpose.  This
Receipt may be split into other
such receipts, or may be combined
with other such receipts into one
Receipt, evidencing the same
aggregate number of American
Depositary Shares as the Receipt
or Receipts surrendered.  As a
condition precedent to the
execution and delivery,
registration of transfer, split-
up, combination, or surrender of
any Receipt, the delivery of any
distribution thereon, or
withdrawal of any Deposited
Securities, the Company, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the Shares
or the presenter of the Receipt
of a sum sufficient to reimburse
it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any
such tax or charge and fee with
respect to Shares being deposited
or withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof satisfactory
to it as to the identity and
genuineness of any signature and
may also require compliance with
such reasonable regulations as
the Depositary and the Company
may establish consistent with the
provisions of the Deposit
Agreement or this Receipt,
including, without limitation,
this Article 3 and any
regulations deemed necessary or
desirable by the Depositary or
the Custodian to facilitate
compliance with any applicable
rules or regulations of the Banco
Central de Brasil (the Central
Bank) or the Comissao de Valores
Mobiliarios (the CVM).

The delivery of Receipts against
deposits of Shares generally or
against deposits of particular
Shares may be suspended, or the
transfer of Receipts in
particular instances may be
refused, or the registration of
transfer of outstanding Receipts,
or the combination or split-up of
Receipts generally may be
suspended, during any period when
the transfer books of the
Depositary are closed, or if any
such action is deemed necessary
or advisable by the Depositary or
the Company at any time or from
time to time because of any
requirement of law or of any
government or governmental body
or commission, or under any
provision of the Deposit
Agreement or this Receipt, or for
any other reason, subject to the
provisions of the following
sentence.  Notwithstanding any
other provision of the Deposit
Agreement or this Receipt, the
surrender of outstanding Receipts
and withdrawal of Deposited
Securities may be suspended only
for (i) temporary delays caused
by closing the transfer books of
the Depositary or the Company or
the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges,(iii) compliance
with any U.S. or foreign laws or
governmental regulations relating
to the Receipts or to the
withdrawal of the Deposited
Securities, or (iv) any other
reason that may at any time be
specified in paragraph I(A)(1) of
the General Instructions to
Form F-6, as from time to time in
effect, or any successor
provision thereto.  Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the
Deposit Agreement any Shares
required to be registered under
the provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

4.  LIABILITY OF OWNER FOR TAXES.



If any tax or other governmental
charge shall become payable with
respect to any Receipt or any
Deposited Securities represented
hereby, such tax or other
governmental charge shall be
payable by the Owner hereof.  The
Depositary may refuse to effect
any transfer of this Receipt or
any combination or split-up
hereof or any withdrawal of
Deposited Securities represented
by American Depositary Shares
evidenced by such Receipt until
such payment is made, and may
withhold any dividends or other
distributions, or may sell for
the account of the Owner hereof
any part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt, and
may apply such dividends or other
distributions or the proceeds of
any such sale in payment of such
tax or other governmental charge
(and any taxes or expenses
arising out of such sale), and
the Owner hereof shall remain
liable for any deficiency.

5.  WARRANTIES ON DEPOSIT OF
SHARES.

Every person depositing Shares
hereunder and under the Deposit
Agreement shall be deemed thereby
to represent and warrant that
such Shares and each certificate
therefore, if any, are validly
issued, fully paid, non-
assessable, and free of any
preemptive rights of the holders
of outstanding Shares and that
the person making such deposit is
duly authorized so to do.  Every
such person shall also be deemed
to represent that such Shares and
the Receipts evidencing American
Depositary Shares representing
such Shares would not be
Restricted Securities.  Such
representations and warranties
shall survive the deposit of
Shares and issuance of Receipts.

6.  FILING PROOFS, CERTIFICATES,
AND OTHER INFORMATION.



Any person presenting Shares for
deposit or any Owner of a Receipt
may be required from time to time
to file with the Depositary or
the Custodian such proof of
citizenship or residence,
exchange control approval, legal
or beneficial ownership of
Receipts, Deposited Securities or
other securities, compliance with
all applicable laws or
regulations or terms of the
Deposit Agreement or such
Receipt, or such information
relating to the registration on
the books of the Company or the
Foreign Registrar, if applicable,
to execute such certificates and
to make such representations and
warranties, as the Depositary may
deem necessary or proper or as
the Company may reasonably
require.  The Depositary may
withhold the delivery or
registration of transfer of any
Receipt or the distribution of
any dividend or sale or
distribution of rights or of the
proceeds thereof or the delivery
of any Deposited Securities until
such proof or other information
is filed or such certificates are
executed or such representations
and warranties made.  The
Depositary shall from time to
time advise the Company of the
availability of any such proofs,
certificates or other information
and shall provide copies thereof
to the Company as promptly as
practicable upon request by the
Company, unless such disclosure
is prohibited by law.

7.  CHARGES OF DEPOSITARY.

The Company agrees to pay the
fees and reasonable out-of-pocket
expenses of the Depositary and
those of any Registrar only in
accordance with agreements in
writing entered into between the
Depositary and the Company from
time to time.  The Depositary
shall present a detailed state-
ment for such expenses to the
Company at least once every three
months.  The charges and expenses
of the Custodian are for the sole
account of the Depositary.



The following charges (to the
extent permitted by applicable
law or the rules of any
securities exchange on which the
American Depositary Shares are
admitted for trading) shall be
incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock
dividend or stock split declared
by the Company or an exchange of
stock regarding the Receipts or
Deposited Securities or a
distribution of Receipts pursuant
to Section 4.03 of the Deposit
Agreement), whichever applicable:
(1) taxes and other governmental
charges, (2) such registration
fees as may from time to time be
in effect for the registration of
transfers of Shares generally on
the Share register of the Company
or Foreign Registrar and
applicable to transfers of Shares
to the name of the Depositary or
its nominee or the Custodian or
its nominee on the making of
deposits or withdrawals under the
terms of the Deposit Agreement,
(3) such cable, telex and
facsimile transmission expenses
as are expressly provided in the
Deposit Agreement, (4) such
expenses as are incurred by the
Depositary in the conversion of
Foreign Currency pursuant to
Section 4.05 of the Deposit
Agreement, (5) a fee not in
excess of $5.00 per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Sections 2.03 or 4.03 of the
Deposit Agreement and the
surrender of Receipts pursuant to
Section 2.05 of the Deposit
Agreement (other than any
execution and delivery of
Receipts in connection with a
public and/or private offering of
Shares represented by Receipts by
the Company occurring within 3
years from the date hereof),
(6) a fee not in excess of $0.02
per American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to
Section 4.01 of the Deposit
Agreement and (7) a fee for the
distribution of proceeds of sales
of securities or rights pursuant
to Sections 4.02 or 4.04,
respectively, of the Deposit
Agreement, such fee (which may be
deducted from such proceeds)
being in an amount equal to the
lesser of (i) the fee for the
issuance of American Depositary
Shares referred to above which
would have been charged as a
result of the deposit by Owners
of securities (for purposes of
this clause 7 treating all such
securities as if they were
Shares) or Shares received in
exercise of rights distributed to
them pursuant to Sections 4.02 or
4.04, respectively, but which
securities or rights are instead
sold by the Depositary and the
net proceeds distributed and
(ii) the amount of such proceeds.

The Depositary may own and deal
in any class of securities of the
Company and its affiliates and in
Receipts.

8. TITLE TO RECEIPTS.

It is a condition of this Receipt
and every successive Owner and
Beneficial Owner of this Receipt
by accepting or holding the same
consents and agrees, that title
to this Receipt when properly
endorsed or accompanied by proper
instruments of transfer, is
transferable by delivery with the
same effect as in the case of a
negotiable instrument under the
laws of New York; provided,
however, that the Depositary and
the Company, notwithstanding any
notice to the contrary, may treat
the person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the person
entitled to distribution of
dividends or other distributions
or to any notice provided for in
the Deposit Agreement or for all
other purposes.

9.  VALIDITY OF RECEIPT.

This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be valid
or obligatory for any purpose,
unless this Receipt shall have
been executed by the Depositary
by the manual signature of a duly
authorized signatory of the
Depositary; provided, however
that such signature may be a
facsimile if a Registrar for the
Receipts shall have been
appointed and such Receipts are
countersigned by the manual
signature of a duly authorized
officer of the Registrar.



10.  REPORTS; INSPECTION OF
TRANSFER BOOKS.

The Company currently furnishes
the Securities and Exchange
Commission (hereinafter called
the Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g3-2(b)
under the Securities Exchange Act
of 1934.  Such reports and
communications will be available
for inspection and copying by
Owners and Beneficial Owners at
the public reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, D.C. 20549.

The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports, notices and
communications, including any
proxy soliciting material,
received from the Company which
are both (a) received by the
Depositary, the Custodian or a
nominee of either as the holder
of the Deposited Securities and
(b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary will also make
available for inspection by
Owners of Receipts copies of such
reports, notices and
communications when furnished by
the Company pursuant to the
Deposit Agreement.  Any such
reports, notices and
communications, including any
such proxy soliciting material,
furnished to the Depositary by
the Company shall be furnished in
English to the extent such
materials are required to be
translated into English pursuant
to any regulations of the
Commission applicable to the
Company.  The Company agrees to
provide to the Depositary, at the
Companys expense (unless
otherwise agreed in writing by
the Company and the Depositary),
all documents that it provides to
the Custodian.

The Depositary will keep books
for the registration of Receipts
and transfers of Receipts which
at all reasonable times shall be
open for inspection by the Owners
of Receipts, provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts for an object
other than the business of the
Company, including, without
limitation, a matter related to
the Deposit Agreement, the
Receipts or the Deposited
Securities.

11.  DIVIDENDS AND DISTRIBUTIONS.



Whenever the Depositary or on its
behalf, its agent, receives any
cash dividend or other cash
distribution on any Deposited
Securities, the Depositary will,
if at the time of receipt thereof
any amounts received in a Foreign
Currency can in the judgment of
the Depositary be converted on a
reasonable basis into United
States dollars transferable to
the United States, and subject to
the Deposit Agreement, convert or
will cause its agent to convert,
within one Business Day after its
receipt of such dividend or
distribution (unless otherwise
prohibited or prevented by law),
such dividend or distribution
into Dollars, transfer such
Dollars to the United States and
will, as promptly as practicable,
distribute the amount thus
received (net of the expenses of
the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement) to the
Owners of Receipts entitled
thereto; provided, however, that
in the event that the Company,
the Depositary or the Custodian
is required to withhold and does
withhold from such cash dividend
or other cash distribution in
respect of any Deposited
Securities an amount on account
of taxes, the amount distributed
to the Owners of the Receipts
evidencing American Depositary
Shares representing such
Deposited Securities shall be
reduced accordingly. The
Depositary shall distribute only
such amounts as can be
distributed without distributing
to any Owner a fraction of one
cent and any balance that is not
so distributed shall be held by
the Depositary (without liability
for the interest thereon) and
shall be added to and be part of
the next sum received by the
Depositary for distribution to
the Owners of Receipts then
outstanding.  The Company or its
agent will remit to the
appropriate governmental agency
in Brazil all amounts withheld
and owing to such agency.  The
Depositary will forward to the
Company or its agent in a timely
manner such information from its
records as the Company may
reasonably request to enable the
Company or its agent to file
necessary reports with
governmental agencies, and the
Depositary or the Company or its
agent may file any such reports
necessary to obtain benefits
under the applicable tax treaties
for the Owners.



Subject to the provisions of
Section 4.11 and 5.09 of the
Deposit Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Sections 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will, as promptly as
practicable, cause the securities
or property received by it to be
distributed to the Owners of
Receipts entitled thereto, in
proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by each of them
respectively, in any manner that
the Depositary may deem equitable
and practicable for accomplishing
such distribution; provided,
however, that if in the opinion
of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or
if for any other reason the
Depositary deems such
distribution not to be feasible,
the Depositary may, after
consultation with the Company,
adopt such method as it may deem
equitable and practicable for the
purpose of effecting such
distribution, including, but not
limited to, the public or private
sale of the securities or
property thus received, or any
part thereof, and the net
proceeds of any such sale (net of
the fees of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement and any expenses in
connection with such sale) shall
be distributed by the Depositary
to the Owners of Receipts
entitled thereto as in the case
of a distribution received in
cash, all in the manner and
subject to the conditions set
forth in the Deposit Agreement.
To the extent such securities or
property or the net proceeds
thereof are not distributed to
Owners as provided in
Section 4.02 of the Deposit
Agreement, the same shall
constitute Deposited Securities
and each American Depositary
Share shall thereafter also
represent its proportionate
interest in such securities,
property or net proceeds.



If any distribution consists of a
dividend in, or free distribution
of, Shares, the Depositary shall
distribute, as promptly as
practicable, to the Owners of
outstanding Receipts entitled
thereto, in proportion to the
number of American Depositary
Shares representing such
Deposited Securities held by each
of them respectively, additional
Receipts evidencing an aggregate
number of American Depositary
Shares representing the amount of
Shares received as such dividend
or free distribution subject to
the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any
tax or other governmental charge
as provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement.  In
lieu of delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all
in the manner and subject to the
conditions set forth in the
Deposit Agreement.  If additional
Receipts are not so distributed,
each American Depositary Share
shall thenceforth also represent
the additional Shares distributed
upon the Deposited Securities
represented thereby.  In
addition, the Depositary may
withhold any distribution of
Receipts under Section 4.03 of
the Deposit Agreement if it has
not received satisfactory
assurances from the Company that
such distribution does not
require registration under the
Securities Act or is exempt from
registration under the provisions
of such Act.

In the event that the Depositary
determines that any distribution
in property other than cash
(including Shares and rights to
subscribe therefore) is subject
to any tax or other governmental
charge which the Depositary is
obligated to withhold, the
Depositary may by public or
private sale dispose of all or a
portion of such property
(including Shares and rights to
subscribe therefore) in such
amounts and in such manner as the
Depositary deems reasonably
necessary and practicable to pay
any such taxes or charges, and
the Depositary shall distribute
the net proceeds of any such sale
after deduction of such taxes or
charges to the Owners of Receipts
entitled thereto.

12.  RIGHTS.

In the event that the Company
shall offer or cause to be
offered to the holders of any
Deposited Securities any rights
to subscribe for additional
Shares or any rights of any other
nature, the Depositary, after
consultation with the Company,
shall have discretion as to the
procedure to be followed in
making such rights available to
any Owners or in disposing of
such rights on behalf of any
Owners and making the net
proceeds available to such Owners
or, if by the terms of such
rights offering or for any other
reason it would be unlawful for
the Depositary either to make
such rights available to any
Owners or to dispose of such
rights and make the net proceeds
available to such Owners, then
the Depositary shall allow the
rights to lapse.  If at the time
of the offering of any rights the
Depositary determines that it is
lawful and feasible to make such
rights available to all or
certain Owners but not to other
Owners, the Depositary shall
distribute to any Owner to whom
it determines the distribution to
be lawful and feasible, in
proportion to the number of
American Depositary Shares held
by such Owner, warrants or other
instruments therefore in such
form as it deems appropriate.



In circumstances in which rights
would otherwise not be
distributed, if an Owner requests
the distribution of warrants or
other instruments in order to
exercise the rights allocable to
the American Depositary Shares of
such Owner hereunder, the
Depositary will, as promptly as
practicable, make such rights
available to such Owner upon
written notice from the Company
to the Depositary that (a) the
Company has elected in its sole
discretion to permit such rights
to be exercised and (b) such
Owner has executed such documents
as the Company has determined in
its sole discretion are
reasonably required under
applicable law.

If the Depositary has distributed
warrants or other instruments for
rights to all or certain Owners,
then upon instruction pursuant to
such warrants or other
instruments to the Depositary
from such Owners to exercise such
rights, upon payment by such
Owner to the Depositary for the
account of such Owner of an
amount equal to the purchase
price of the Shares to be
received upon the exercise of the
rights, and upon payment of the
fees of the Depositary and any
other charges as set forth in
such warrants or other
instruments, the Depositary
shall, on behalf of such Owner,
exercise the rights and purchase
the Shares, and the Company shall
cause the Shares so purchased to
be delivered to the Depositary on
behalf of such Owner.  As agent
for such Owner, the Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.02 of the
Deposit Agreement, and shall,
pursuant to Section 2.03 of the
Deposit Agreement, execute and
deliver Receipts to such Owner.
In the case of a distribution
pursuant to this paragraph, such
Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation, and
transfer under such laws.



If the Depositary determines that
it is not lawful or feasible to
make such rights available to all
or certain Owners, it will use
its best efforts that are
reasonable under the
circumstances to sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares held
by the Owners to whom it has
determined it may not lawfully or
feasibly make such rights
available, and allocate the net
proceeds of such sales (net of
the fees of the Depositary as
provided in Section 5.09 of the
Deposit Agreement, any expenses
in connection with such sale and
all taxes and governmental
charges payable in connection
with such rights and subject to
the terms and conditions of the
Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants
or other instruments, upon an
averaged or other practical basis
without regard to any
distinctions among such Owners
because of exchange restrictions
or the date of delivery of any
Receipt or otherwise.  Such
proceeds shall be distributed as
promptly as practicable in
accordance with Section 4.01 of
the Deposit Agreement.

If a registration statement under
the Securities Act is required
with respect to the securities to
which any rights relate in order
for the Company to offer such
rights to Owners and sell the
securities represented by such
rights, the Depositary will not
offer such rights to Owners
having an address in the United
States (as defined in Regulation
S) unless and until such a
registration  statement is in
effect, or unless the offering
and sale of such securities and
such rights to such Owners are
exempt from registration under
the provisions of such Act.

            The Depositary shall
not be responsible for any
failure to determine that it may
be lawful or feasible to make
such rights available to Owners
in general or any Owner in
particular.

13.  CONVERSION OF FOREIGN
CURRENCY.



Whenever the Depositary or the
Custodian shall receive Foreign
Currency, by way of dividends or
other distributions or the net
proceeds from the sale of
securities, property or rights,
and if at the time of the receipt
thereof the Foreign Currency so
received can, pursuant to
applicable law, be converted on a
reasonable basis into Dollars and
the resulting Dollars transferred
to the United States, the
Depositary or the Custodian shall
convert or cause to be converted
as promptly as practicable (and
in any event within one Business
Day of its or its agents receipt
of such Foreign Currency) by sale
or in any other manner that it
may determine in accordance with
applicable law, such Foreign
Currency into Dollars.  If, at
the time of conversion of such
Foreign Currency into Dollars,
such Dollars can, pursuant to
applicable law, be transferred
outside of Brazil for
distribution to Owners entitled
thereto, such Dollars shall be
distributed as promptly as
practicable to the Owners
entitled thereto or, if the
Depositary or the Custodian shall
have distributed any rights,
warrants or other instruments
which entitle the holders thereof
to such Dollars, then to the
holders of such rights, warrants
and/or instruments upon surrender
thereof for cancellation.  Such
distribution or conversion may be
made upon an averaged or other
practicable basis without regard
to any distinctions among Owners
on account of exchange
restrictions, the date of
delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into
Dollars incurred by the
Depositary or the Custodian as
provided in Section 5.09 of the
Deposit Agreement.

If such conversion, transfer or
distribution can be effected only
with the approval or license of
any government or agency thereof,
the Depositary or the Custodian
shall file as promptly as
practicable such application for
approval or license; however, the
Depositary or the Custodian shall
be entitled to rely upon
Brazilian local counsel in such
matters, which counsel shall be
instructed to act as promptly as
possible.

If at any time Foreign Currency
received by the Depositary or the
Custodian is not, pursuant to
applicable law, convertible, in
whole or in part, into Dollars
transferable into the United
States, or if any approval or
license of any government or
agency thereof which is required
for such conversion is denied or
in the opinion of the Depositary
cannot be promptly obtained at a
reasonable cost, the Depositary
or the Custodian shall, (a) as to
that portion of the Foreign
Currency that is convertible into
Dollars, make such conversion
and, if permitted by applicable
law, transfer such Dollars to the
United States for distribution to
Owners in accordance with the
first paragraph of this Article
13 or, if such transfer is not so
permitted, hold such Dollars
uninvested and without liability
for interest thereon for the
respective accounts of the Owners
entitled to receive the same, and
(b) as to the nonconvertible
balance, if any, (i) if requested
in writing by an Owner,
distribute or cause the Custodian
to distribute the Foreign
Currency (or an appropriate
document evidencing the right to
receive such Foreign Currency)
received by the Depositary or
Custodian to such Owner and
(ii) the Depositary shall cause
the Custodian to hold any amounts
of nonconvertible Foreign
Currency not distributed pursuant
to the immediately preceding
subclause (i) for the respective
accounts of the Owners entitled
to receive the same, uninvested
and without liability for
interest thereon for the
respective accounts of the Owners
entitled to receive the same.



14.  RECORD DATES.
Whenever any cash dividend or
other cash distribution shall
become payable or any
distribution other than cash
shall be made, or whenever rights
shall be issued with respect to
the Deposited Securities, or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever any
exchange of Receipts for other
depositary receipts is effected,
or whenever the Depositary shall
receive notice of any meeting of
holders of Shares or other
Deposited Securities, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date, which date shall (x) be the
same date as the record date
fixed by the Company, to the
extent practicable, or (y) if
different from the record date
fixed by the Company, be fixed
after consultation with the
Company (a) for the determination
of the Owners of Receipts who
shall be (i) entitled to receive
such dividend, distribution or
rights or the net proceeds of the
sale thereof or (ii) entitled to
give instructions for the
exercise of voting rights at any
such meeting, or (b) on or after
which each American Depositary
Share will represent the changed
number of Shares, subject to the
provisions of the Deposit
Agreement.

15.  VOTING OF DEPOSITED
SECURITIES.



As soon as practicable after
receipt of notice of any meeting
or solicitation of proxies of
holders of Shares or other
Deposited Securities, if
requested in writing by the
Company, the Depositary shall, as
soon as practicable thereafter,
mail to the Owners of Receipts a
notice, the form of which notice
shall be in the sole discretion
of the Depositary, which shall
contain (a) such information as
is contained in such notice of
meeting (or, if requested by the
Company a summary in English of
such information provided by the
Company),(b) a statement that the
Owners of Receipts as of the
close of business on a specified
record date will be entitled,
subject to any applicable
provision of Brazilian law, the
Charter and the provisions of the
Deposited Securities, to instruct
the Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares and (c) a statement as to
the manner in which such
instructions may be given,
including an express indication
that instructions may be given or
deemed given in accordance with
the last sentence of this
paragraph if no instruction is
received, to the Depositary to
give a discretionary proxy to a
person designated by the Company.
 Upon the written request of an
Owner of a Receipt on such record
date, received on or before the
date established by the
Depositary for such purpose, the
Depositary shall endeavor insofar
as practicable and permitted
under Brazilian law, the Charter
and the Deposited Securities to
vote or cause to be voted the
amount of Shares or other
Deposited Securities represented
by such American Depositary
Shares evidenced by such Receipt
in accordance with the
instructions set forth in such
request.  The Depositary shall
not itself vote or attempt to
exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than
in accordance with such
instructions or deemed
instructions.  If no instructions
are received by the Depositary
from any Owner with respect to
any of the Deposited Securities
represented by the American
Depositary Shares evidenced by
such Owners Receipts on or before
the date established by the
Depositary for such purpose, the
Depositary shall deem such Owner
to have instructed the Depositary
to give a discretionary proxy to
a person designated by the
Company with respect to such
Deposited Securities and the
Depositary shall give a
discretionary proxy to a person
designated by the Company to vote
such Deposited Securities;
provided, that no such
instruction shall be deemed given
and no such discretionary proxy
shall be given with respect to
any matter as to which the
Company informs the Depositary
(and the Company agrees to
provide such information as
promptly as practicable in
writing) that (x) the Company
does not wish such proxy given,
(y) substantial opposition exists
or (z) such matter materially or
adversely affects the rights of
holders of Shares.



Subject to the rules of any
securities exchange on which
American Depositary Shares or the
Deposited Securities represented
thereby are listed, the
Depositary shall, if requested by
the Company, deliver, at least
two Business Days prior to the
date of such meeting, to the
Company, to the attention of its
Chief Financial Officer, copies
of all instructions received from
Owners in accordance with which
the Depositary will vote, or
cause to be voted, the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipts at
such meeting.  Delivery of
instructions will be made at the
expense of the Company  (unless
otherwise agreed in writing by
the Company and the Depositary),
provided that payment of such
expenses shall not be a condition
precedent to the obligations of
the Depositary under Section 4.07
of the Deposit Agreement.

16.  CHANGES AFFECTING DEPOSITED
SECURITIES.

In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale
of assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or a
Custodian in exchange for or in
conversion of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so received
in exchange or conversion, unless
additional Receipts are delivered
pursuant to the following
sentence.  In any such case the
Depositary may, and shall if the
Company shall so request, execute
and deliver additional Receipts
as in the case of a dividend in
Shares, or call for the surrender
of outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.

17.	LIABILITY OF THE COMPANY AND
DEPOSITARY.





Neither the Depositary nor the
Company shall incur any liability
to any Owner or Beneficial Owner
of any Receipt, if by reason of
any provision of any present or
future law or regulation of the
United States, Brazil or any
other country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future, of
the Charter, or by reason of any
provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or war
or other circumstances beyond its
control, the Depositary or the
Company shall be prevented or
forbidden from or be subject to
any civil or criminal penalty on
account of doing or performing
any act or thing which by the
terms of the Deposit Agreement it
is provided shall be done or
performed; nor shall the
Depositary or the Company incur
any liability to any Owner or
Beneficial Owner of a Receipt by
reason of any non-performance or
delay, caused as aforesaid, in
the performance of any act or
thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or
performed, or by reason of any
exercise of, or failure to
exercise, any discretion provided
for in the Deposit Agreement.
Where, by the terms of a
distribution pursuant to
Sections 4.01, 4.02 or 4.03 of
the Deposit Agreement, or an
offering or distribution pursuant
to Section 4.04 of the Deposit
Agreement, or for any other
reason, the Depositary is
prevented or prohibited from
making such distribution or
offering available to Owners, and
the Depositary is prevented or
prohibited from disposing of such
distribution or offering on
behalf of such Owners and making
the net proceeds available to
such Owners, then the Depositary
shall not make such distribution
or offering, and shall allow any
rights, if applicable, to lapse.
 Neither the Company nor the
Depositary assumes any obligation
or shall be subject to any
liability under the Deposit
Agreement to Owners or Beneficial
Owners of Receipts, except that
they agree to perform their
obligations specifically set
forth in the Deposit Agreement
without negligence or bad faith.
 The Depositary shall not be
subject to any liability with
respect to the validity or worth
of the Deposited Securities.
Neither the Depositary nor the
Company shall be under any
obligation to appear in,
prosecute or defend any action,
suit, or other proceeding in
respect of any Deposited
Securities or in respect of the
Receipts, which in its opinion
may involve it in expense or
liability, unless indemnity
satisfactory to it against all
expenses and liability shall be
furnished as often as may be
required, and the Custodian shall
not be under any obligation
whatsoever with respect to such
proceedings, the responsibility
of the Custodian being solely to
the Depositary.  Neither the
Depositary nor the Company shall
be liable for any action or
nonaction by it in reliance upon
the advice of or information from
legal counsel, accountants, any
person presenting Shares for
deposit, any Owner or Beneficial
Owner of a Receipt, or any other
person believed by it in good
faith to be competent to give
such advice or information.  The
Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner in
which any such vote is cast or
the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable
for any acts or omissions made by
a successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with
the issue out of which such
potential liability arises, the
Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.

The Company agrees to indemnify
the Depositary, its directors,
employees, agents and affiliates
and any Custodian against, and
hold each of them harmless from,
any liability or expense
(including, but not limited to,
the reasonable fees and expenses
of counsel) which may arise out
of acts performed or omitted, in
accordance with the provisions of
the Deposit Agreement and of the
Receipts, as the same may be
amended, modified, or
supplemented from time to time,
(i) by either the Depositary or a
Custodian or their respective
directors, employees, agents and
affiliates, except for any
liability or expense arising out
of the negligence or bad faith of
either of them, and except to the
extent that such liability or
expense arises out of information
relating to the Depositary or the
Custodian, as applicable,
furnished in writing to the
Company by the Depositary or the
Custodian, as applicable,
expressly for use in any
registration statement, proxy
statement, prospectus (or
placement memorandum) or
preliminary prospectus (or
preliminary placement memorandum)
relating to the Shares, or
omissions from such information;
or (ii) by the Company or any of
its directors, employees, agents
and affiliates.

No disclaimer of liability under
the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.

The Depositary, subject to
Sections 2.05 and 2.09 of the
Deposit Agreement, may own and
deal in any class of securities
of the Company and its affiliates
and in Receipts.

18.	RESIGNATION AND REMOVAL OF
THE DEPOSITARY; APPOINTMENT OF
SUCCESSOR CUSTODIAN.



The Depositary may at any time
resign as Depositary under the
Deposit Agreement by written
notice of its election so to do
delivered to the Company, such
resignation to take effect  upon
the appointment of a successor
depositary and its acceptance of
such appointment as provided in
the Deposit Agreement.  The
Depositary may at any time be
removed by the Company by written
notice of such removal, effective
upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of
Receipts to do so, it may appoint
a substitute or additional
custodian or custodians.

19.  AMENDMENT.

The form of the Receipts and any
provisions of the Deposit
Agreement may at any time and
from time to time be amended by
agreement between the Company and
the Depositary in any respect
which they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees
or charges (other than taxes and
other governmental charges) or
which shall otherwise prejudice
any substantial existing right of
Owners of Receipts, shall,
however, not become effective as
to outstanding Receipts until the
expiration of thirty days after
notice of such amendment shall
have been given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the time
any amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive
therefore the Deposited
Securities represented thereby,
except in order to comply with
mandatory provisions of
applicable law.

20.	TERMINATION OF DEPOSIT
AGREEMENT.



The Depositary at any time, at
the direction of the Company,
shall terminate the Deposit
Agreement by mailing notice of
such termination to the Owners of
all Receipts then outstanding at
least 30 days prior to the date
fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of
such termination to the Company
and the Owners of all Receipts
then outstanding, such
termination to be effective on a
date specified in such notice not
less than 30 days after the date
thereof, if at any time 60 days
shall have expired after the
Depositary shall have delivered
to the Company a written notice
of its election to resign and a
successor depositary shall not
have been appointed and accepted
its appointment as provided in
the Deposit Agreement.  On and
after the date of termination,
the Owner of a Receipt will, upon
(a) surrender of such Receipt at
the Corporate Trust Office of the
Depositary, (b) payment of the
fee of the Depositary for the
surrender of Receipts referred to
in Section 2.05 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges, be entitled to delivery,
to the Owner or upon the Owners
order, of the amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.  If
any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of
Receipts, shall suspend the
distribution of dividends to the
Owners thereof, and shall not
give any further notices or
perform any further acts under
the Deposit Agreement, except
that the Depositary shall
continue to collect dividends and
other distributions pertaining to
Deposited Securities, shall sell
rights as provided in the Deposit
Agreement, and shall continue to
deliver Deposited Securities,
together with any dividends or
other distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts surrendered
to the Depositary (after
deducting, in each case, the fee
of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
At any time after the expiration
of one year from the date of
termination, the Depositary may
sell the Deposited Securities
then held under the Deposit
Agreement and may thereafter hold
uninvested the net proceeds of
any such sale, together with any
other cash then held by it
thereunder, unsegregated and
without liability for interest,
for the pro rata benefit of the
Owners of Receipts which have not
theretofore been surrendered,
such Owners thereupon becoming
general creditors of the
Depositary with respect to such
net proceeds.  After making such
sale, the Depositary shall be
discharged from all obligations
under the Deposit Agreement,
except to account for such net
proceeds and other cash (after
deducting, in each case, the fee
of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges)
and except as provided in Section
5.08 of the Deposit Agreement.
Upon the termination of the
Deposit Agreement, the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to indemnification,
charges, and expenses.



21.	REGULATORY COMPLIANCE.



Pursuant to the Deposit
Agreement, the Depositary and the
Company have confirmed to each
other that, for as long as the
Deposit Agreement is in effect,
they shall comply with any
requirements for registration of
the amount of Deposited
Securities with the Central Bank
and furnish to the CVM and the
Central Bank any information and
documents related to the Receipts
and the Depositarys obligations
hereunder whenever required
pursuant to applicable law or
regulation or as may be requested
by such authorities from time to
time, whether such information
and documents are requested from
the Depositary or the Company.
In the event that the Depositary
or the Custodian shall be advised
(in writing) by reputable
independent Brazilian counsel
(the Legal Warning) that the
Depositary or Custodian
reasonably could be subject to
criminal or material, as
reasonably determined by the
Depositary, civil liabilities as
a result of the Company having
failed to provide to the CVM or
the Central Bank such information
or documents reasonably available
only through the Company, the
Depositary will immediately send
a copy of the Legal Warning to
the Company, shall have the right
to immediately resign as
Depositary by written notice to
the Company and will not be
subject to any liability
hereunder for such resignation or
such determination, except that
(i) the Depositary shall
promptly, but in no event later
than three (3) business days, if
permitted by applicable law, duly
assign, transfer and deliver all
right, title and interest in and
to the Deposited Securities held
on account or on behalf of Owners
to the Company or its nominee and
(i) to the extent not prohibited
by applicable law, the Depositary
shall provide the Company or any
successor depositary hereunder
with access, during normal
business hours, to such records
as may be reasonably necessary to
enable the Company or such
successor depositary to fulfill
the obligations that the
Depositary would have had
hereunder but for such
resignation.  Upon effectiveness
of such resignation the
Depositary shall otherwise be
discharged from all of its
obligations under the Deposit
Agreement.  In the event that the
Depositary resigns pursuant to
this paragraph either (i) the
Company will appoint a new
depositary, in which case the
Company will assume the
obligations stated as the
obligations of the Depositary
under Section 5.04 of the Deposit
Agreement or (ii) if the Company
fails to appoint a new depositary
within 60 days of such
resignation, the Deposit
Agreement shall be terminated in
accordance with Section 6.02 of
the Deposit Agreement and the
Company or its designated agent
will assume the obligations
stated as the obligations of the
Depositary in such section.







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